TATA MOTORS LIMITED
                        Bombay House 24 Home Mody Street
                                 Bombay, 400 001

                                                              September 15, 2004

Citibank, N.A.
ADR Department
388 Greenwich Street
New York, New York 10013

                  Re:   Tata Motors 1% Convertible Notes due 2008
                        Tata Motors 1% Convertible Notes due 2011
                        Tata Motors Zero Coupon Convertible Notes due 2009

Ladies and Gentlemen:

            Reference is hereby made to the following agreements:

      (i) International Deposit Agreement, dated as of July 15, 1994 (the "Original International Deposit Agreement"), by and among Tata Engineering and Locomotive Company Limited (subsequently renamed "Tata Motors Limited," and hereinafter the "Company"), Tata Sons Limited, Citibank, N.A., as depositary (the "Depositary"), and the Holders and Beneficial Owners of International Global Depositary Receipts (the "International GDRs" and the International Global Depositary Shares evidenced thereby, the "International GDSs") issued thereunder;

      (ii) Rule 144A Deposit Agreement, dated as of July 15, 1994 (the "Original Rule 144A Deposit Agreement"), by and among the Company, Tata Sons Limited, the Depositary, and the Holders and Beneficial Owners of Rule 144A Global Depositary Receipts (the "Rule 144A GDRs" and the Rule 144A Global Depositary Shares evidenced thereby, the "Rule 144A GDSs") issued thereunder;

      (iii) Amendment No. 1 to International Deposit Agreement, dated as of July 19, 1996 (the "First International Amendment"), by and among the Company, Tata Sons Limited, the Depositary and all Holders and Beneficial Owners from time to time of International GDRs;

      (iv) Amendment No. 1 to Rule 144A Deposit Agreement, dated as of July 19, 1996 (the "First Rule 144A Amendment"), by and among the Company, Tata Sons Limited and all Holders and Beneficial Owners from time to time of Rule 144A GDRs;

      (v) Supplemental Letter Agreement, dated as of August 13, 1996 (the "First Supplemental Letter"), by and between the Company and the Depositary, relating to the Original International Deposit Agreement, the Original Rule 144A Deposit Agreement, the First International Amendment and the First Rule 144A Amendment;

      (vi) Supplemental Letter Agreement, dated as of August 19, 2002 (the "Second Supplemental Letter"), by and between the Company and the Depositary, relating to the Original International Deposit Agreement, the Original Rule 144A Deposit Agreement, the First International Amendment, the First Rule 144A Amendment and the First Supplemental Letter Agreement;

      (vii) Amendment No. 2 to International Deposit Agreement, dated as of September 30, 2002, by and among the Company, the Depositary and all Holders and Beneficial Owners of International GDRs (the "Second International Amendment", and together with Original International Deposit Agreement, the First International Amendment, the First Supplemental Letter, the Second Supplemental Letter, the Third Supplemental Letter (as defined below), the Fourth Supplemental Letter (as defined below), the "International Deposit Agreement" and the Global Depositary Receipts Facility created thereby, the "International Depositary Receipts Facility");

      (viii) Amendment No. 2 to Rule 144A Deposit Agreement, dated as of September 30, 2002, by and among the Company, the Depositary, and all Holders and Beneficial Owners of Rule 144A GDRs (the "Second Rule 144A Amendment", and together with the Original Rule 144A Deposit Agreement, the First Rule 144A Amendment, the First Supplemental Letter, the Second Supplemental Letter and the Third Supplemental Letter, the "Rule 144A Deposit Agreement", the Global Depositary Receipts Facility created thereby, the "Rule 144A Depositary Receipts Facility"), and the Rule 144A Deposit Agreement together with the International Deposit Agreement, the "GDS Deposit Agreements");

      (ix) Supplemental Letter Agreement, dated as of July 31, 2003 (the "Third Supplemental Letter"), by and between the Company and the Depositary, relating to the offering by the Company of US$90,000,000 Convertible Notes due 2008 and issued in 2003 in the United States in reliance of Rule 144A and outside the United States in reliance on Regulation S (the "2003 Rule 144A Notes" and the "2003 International Notes" respectively, and collectively, the "2003 Notes") and the GDS Deposit Agreements;

      (x) Supplemental Letter Agreement, dated as of April 27, 2004 (the "Fourth Supplemental Letter"), by and between the Company and the Depositary, relating to the offering by the Company of US$100,000,000 zero coupon Convertible Notes, due 2009, and US$300,000,000 1% Convertible Notes due 2011, in each case issued on April 27, 2004 outside the United States in reliance on Regulation S (collectively, the "2004 Notes") and the International Deposit Agreement;

      (xi) Amended and Restated Deposit Agreement (the "ADS Deposit Agreement") by and among the Company, the Depositary and all Holders and Beneficial Owners of American Depositary Shares ("ADSs") issued thereunder and to be filed with the U.S. Securities and Exchange Commission under cover of the Registration Statement (as hereinafter defined); and

      (xii) Registration Statement on Form F-6 to be filed with the U.S. Securities and Exchange Commission for the registration of ADSs (the "Registration Statement").

            This Letter Agreement will confirm our understanding and agreement with respect to the conversion of the 2003 Notes and the 2004 Notes as follows:

            A. Conversion of 2003 International Notes into International GDSs prior to the effectiveness of the Registration Statement (the "Effectiveness Date"):

            1. In order to prevent any Shares (as defined in the ADS Deposit Agreement and hereinafter used as so defined) issued upon conversion of the Company's 2003 International Notes in the form of International GDSs from being withdrawn from the International Depositary Receipts Facility before such Shares have been listed in India, the Company and the Depositary hereby agree that, from and after the date hereof until effectiveness of the Registration Statement, (i) all persons who desire to deposit Shares in the International Global Depositary Receipts Facility existing pursuant to the International Deposit Agreement in connection with a conversion of 2003 International Notes will be required to provide the Depositary with a duly completed and signed deposit certification substantially in the form set forth as Exhibit A-1 hereto, and (ii) all persons who desire to cancel International GDSs and withdraw the underlying Shares in accordance with Section 2.05 of the International Deposit Agreement will be required at the time of any surrender of such International GDSs for cancellation and withdrawal of underlying Shares to provide the Depositary with a duly completed and signed withdrawal certification substantially in the form set forth as Exhibit B-1 hereto. Notwithstanding the foregoing, persons depositing Shares at the International Depositary Receipts Facility, other than in connection with the conversion of 3003 Notes or the conversion of 2004 Notes, will be required to provide the deposit certification contemplated in the International Deposit Agreement.

            2. The Company agrees to (i) provide to the conversion agent for the 2003 Notes a copy of the deposit certification attached hereto as Exhibit A-1 to be enclosed with the conversion notice applicable to the 2003 International Notes, and (ii) instruct the conversion agent to require completion thereof by the converting noteholders in connection with any conversion of 2003 International Notes into International GDSs and to forward a completed copy thereof to the Depositary.

            3. The Company and the Depositary agree that, upon receipt of International GDSs for cancellation, the Depositary shall instruct the Custodian to release for withdrawal the corresponding Shares in order of priority, first from the Shares on deposit that have been dematerialized and listed for trading on the BSE and the NSE (as defined in the ADS Deposit Agreement and hereinafter used as so defined) and, thereafter from the Shares on deposit that have not been dematerialized and have not been listed for trading on the BSE and NSE.

            B. Conversion of 2003 Rule 144A Notes into Rule 144A GDSs:

            1. In order to prevent any Shares issued upon conversion of the Company's 2003 Rule 144A Notes in the form Rule 144A GDSs from being withdrawn from the Rule 144A Depositary Receipts Facility before such Shares have been listed in India, the Company and the Depositary hereby agree that, from and after the date hereof, (i) all persons who desire to deposit Shares in the Rule 144A Global Depositary Receipts Facility existing pursuant to the 144A Deposit Agreement in connection with a conversion of 2003 Rule 144A Notes will be required to provide the Depositary with a duly completed and signed a deposit certification substantially in the form set forth as Exhibit A-2 hereto, and
(ii) all persons who desire to cancel Rule 144A GDSs and withdraw the underlying Shares in accordance with Section 2.05 of the Rule 144A Deposit Agreement will be required at the time of any surrender of such Rule 144A GDSs for cancellation and withdrawal of underlying Shares to provide the Depositary with a duly completed and signed withdrawal certification substantially in the form set forth as Exhibit B-2 hereto. Notwithstanding the foregoing, persons depositing Shares into the Rule 144A Depositary Receipts Facility other than in connection with the conversion of 2003 Notes will be required to provide the deposit certification contemplated in the Rule 144A Deposit Agreement.

            2. The Company agrees to (i) provide to the conversion agent for the 2003 Notes a copy of the deposit certification attached hereto as Exhibit A-2 to be enclosed with the conversion notice applicable to the 2003 Rule 144A Notes, and (ii) instruct the conversion agent to require completion thereof by the converting noteholder in connection with any conversion of 2003 Rule 144A Notes into Rule 144A GDSs and to forward a completed copy thereof to the Depositary.

            3. The Company and the Depositary agree that, upon receipt of Rule 144A GDSs for cancellation, the Depositary shall instruct the Custodian to release for withdrawal the corresponding Shares in order of priority, first from the Shares on deposit that have been dematerialized and listed for trading on the BSE and the NSE and, thereafter from the Shares on deposit that have not been dematerialized and have not been listed for trading on the BSE and NSE.

            C. Conversion of 2003 International Notes into ADSs From and After the Effectiveness Date:

            1. The Company and the Depositary hereby confirm and agree that from and after the Effectiveness Date:

                  (a) Upon receipt of confirmation of a deposit of Shares with the Depositary under the ADS Deposit Agreement in connection with a conversion of 2003 International Notes, the Depositary shall, prior to issuance and delivery of ADSs, require the person to whom the ADSs are to be issued to complete, sign and deliver to the Depositary an ADS Deposit Certification substantially in the form of Exhibit C-1 hereto.

                  (b) Upon receipt of ADSs for cancellation and withdrawal of Shares at any time on or prior to August 14, 2008(1), the Depositary shall require the person presenting the ADSs for cancellation and withdrawal of Shares to complete, sign and deliver to the Depositary an ADS Withdrawal Certification substantially in the form of Exhibit C-2.

----------
(1)   Expiration of conversion period for 2003 Notes + 45 days.

            2. The Company agrees to (i) provide to the conversion agent for the 2003 Notes a copy of the deposit certification attached hereto as Exhibit C-1 to be enclosed with the conversion notice applicable to the 2003 International Notes on or after the Effectiveness Date, and (ii) instruct the conversion agent to require completion thereof by the converting noteholder in the case of conversion of 2003 International Notes on or after the Effectiveness Date.

            3. The Company and the Depositary agree that, upon receipt of ADSs for cancellation, the Depositary shall instruct the Custodian to release for withdrawal the corresponding Shares in order of priority, first from the Shares on deposit that have been dematerialized and listed for trading on the BSE and the NSE and, thereafter from the Shares on deposit that have not been dematerialized and have not been listed for trading on the BSE and NSE.

            D. Conversion of 2004 Notes after the Effectiveness Date:

            1. Until the Effectiveness Date the 2004 Notes shall continue to be eligible for conversion into International GDSs upon the terms described in the Fourth Supplemental Letter (without the need to issue Temporary International
GDSs).

            2. The Company and the Depositary hereby confirm and agree that, from and after the Effectiveness Date, Shares issued upon conversion of the 2004 Notes may be deposited with the Depositary under the ADS Deposit Agreement in exchange for ADSs without the need to obtain (i) the certification contemplated in Section C-2 above or (ii) the certification attached as Exhibit A to the Fourth Supplemental Letter.

            This Letter Agreement shall be interpreted and all rights hereunder and the provisions hereof shall be governed by the laws of the State of New York.

            Kindly indicate your acceptance and agreement to the foregoing by signing this letter in the space provided below.

                                        TATA MOTORS LIMITED


                                        By: /s/ Praveen P. Kadle
                                            ------------------------------------
                                            Name:  Praveen P. Kadle
                                            Title: Executive Director

Accepted and Agreed as of September 15, 2004

CITIBANK, N.A., as Depositary


By: /s/ Susanna Mancini
    ------------------------------------
    Name:  Susanna Mancini
    Title: Vice President

                                   EXHIBIT A-1

                         [ISSUANCE OF CUSIP # Y85740127]

          Certificate and Agreement of Acquirors of International GDSs
           Upon Deposit of Shares in Connection with the Conversion of
              Tata Motors Limited 1% Convertible Notes Due 2008(1)

            We refer to the International Deposit Agreement dated as of July 15, 1994 (the "Original Deposit Agreement"), among Tata Engineering and Locomotive Company Limited (subsequently renamed "Tata Motors Limited" and hereinafter referred to as the "Issuer"), Citibank, N.A., as Depositary thereunder, Tata Sons Limited, and all Holders and Beneficial Owners from time to time of International Global Depositary Receipts ("International GDRs") issued thereunder, as amended and supplemented by that certain Amendment No. 1 to International Deposit Agreement, dated as of July 19, 1996, that certain Amendment No. 2 to International Deposit Agreement, dated as of September 30, 2002, that certain Letter Agreement, dated as of August 13, 1996, that certain Letter Agreement, dated August 19, 2002, that certain Letter Agreement, dated July 31, 2003, that certain Letter Agreement, dated April 27, 2004, and that certain Letter Agreement, dated September 15, 2004 (as so amended and supplemented and as further amended and supplemented from time to time prior to the date hereof, the "Deposit Agreement"). Capitalized terms used but not defined herein shall have the meanings given them in the Deposit Agreement.

            1. This certification and agreement is furnished pursuant to the Deposit Agreement in connection with the deposit of Shares and issuance of International Global Depositary Shares, CUSIP # Y85740127 (the "Conversion GDSs"), in connection with the conversion of the Issuer's 1% Convertible Notes issued in 2003 and due 2008 (the "Notes").

            2. We acknowledge (or if we are a broker-dealer, our customer has confirmed to us that it acknowledges) that the International Global Depositary Receipts, the Conversion GDSs evidenced thereby and the Shares represented thereby have not been and will not be registered under the Securities Act of 1933 (the "Securities Act").

            3. We certify that either:

            A. We are, or at the time the Shares are deposited and at the time Conversion GDSs are created in respect thereof will be, the beneficial owner of such Shares and of such Conversion GDSs, and (i) we are not a U.S. person (as defined in Regulation S), we are located outside the United States (within the meaning of Regulation S under the Securities Act) and we acquired, or have agreed to acquire and will have acquired, the Shares to be deposited herewith outside the United States (within the meaning of Regulation S), (ii) we are not an affiliate of the Issuer or a person acting on behalf of such an affiliate, and (iii) we are not in the business of buying and selling securities or, if we are in such business, we did not acquire the securities to be deposited from the Issuer or any affiliate thereof in the initial distribution thereof.

----------
(1) To be used prior to effectiveness of a registration statement on Form F-6 under the Securities Act of 1933 in connection with the issuance of International GDSs upon conversion of the Tata Motors Limited 1% Convertible Notes due 2008.


                                      A-1-1

                                       OR

            B. We are a broker-dealer acting on behalf of our customer; our customer has confirmed to us that it is, or at the time the Shares are deposited and at the time Conversion GDSs are created in respect thereof will be, the beneficial owner of such Shares and Conversion GDSs, and (i) it is not a U.S. person (as defined in Regulation S), it is located outside the United States (within the meaning of Regulation S under the Securities Act) and it acquired, or has agreed to acquire and will have acquired, the Shares to be deposited herewith outside the United States (within the meaning of Regulation
                  S), (ii) it is not an affiliate of the Issuer or a person acting on behalf of such an affiliate, and (iii) it is not in the business of buying and selling securities or, if it is in such business, it did not acquire the securities to be deposited from the Issuer or any affiliate thereof in the initial distribution thereof.

            4. We agree (or if we are a broker-dealer, our customer has confirmed to us that it agrees) that we will not surrender Conversion GDSs for cancellation and withdrawal of the underlying Shares for a period of forty-five
(45) days from the Conversion Date (as defined in the Indenture for the Notes), and we will notify any subsequent purchaser and request that it notify any subsequent purchaser within such forty-five (45) day period of this restriction that is applicable to the Conversion GDSs being issued in reliance upon this certification.

                                        Very truly yours,



                                        ----------------------------------------
                                        [NAME OF CERTIFYING ENTITY]


                                        By:
                                            ------------------------------------
                                            Title:

Date:
      ---------------------


                                      A-1-2

                                   EXHIBIT A-2

                         [ISSUANCE OF CUSIP # 876568106]

            Certificate and Agreement of Acquirors of Rule 144A GDSs
           Upon Deposit of Shares in Connection with the Conversion of
              Tata Motors Limited 1% Convertible Notes, Due 2008(1)

            We refer to the Rule 144A Deposit Agreement, dated as of July 15, 1994 (the "Original Deposit Agreement"), among Tata Engineering and Locomotive Company Limited (subsequently renamed "Tata Motors Limited" and hereinafter referred to as the "Issuer"), Citibank, N.A., as Depositary thereunder, Tata Sons Limited, and all Holders and Beneficial Owners from time to time of Rule 144A Global Depositary Receipts ("Rule 144A GDRs") issued thereunder, as amended and supplemented by that certain Amendment No. 1 to Rule 144A Deposit Agreement, dated as of July 19, 1996, that certain Amendment No. 2 to Rule 144A Deposit Agreement, dated as of September 30, 2002, that certain Letter Agreement, dated as of August 13, 1996, that certain Letter Agreement, dated August 19, 2002, that certain Letter Agreement, dated July 31, 2003 and that certain Letter Agreement, dated September 15, 2004 (as so amended and supplemented and as further amended and supplemented from time to time prior to the date hereof, the "Deposit Agreement"). Capitalized terms used but not defined herein shall have the meanings given them in the Deposit Agreement.

            1. This certification and agreement is furnished pursuant to the Deposit Agreement in connection with the deposit of Shares and creation of Rule 144A Global Depositary Shares, CUSIP # 876568106 ("Conversion GDSs"), in connection with the conversion of the Issuer's 1% Convertible Notes issued in 2003 and due 2008 (the "Notes").

            2. We acknowledge (or if we are acting for the account of another person, such person has confirmed to us that it acknowledges) that the Rule 144A Global Depositary Receipts, the Conversion GDSs evidenced thereby and the Shares represented thereby have not been and will not be registered under the Securities Act of 1933 (the "Securities Act").

            3. We certify that either:

            A. We are a qualified institutional buyer (as defined in Rule 144A under the Securities Act), and at the time of issuance of the Conversion GDSs referred to above, we (or one or more qualified institutional buyers for whose account we are acting) will be the beneficial owner of the Conversion GDSs.

                                       OR

            B. We are a broker-dealer acting for the account of our customer; our customer has confirmed to us that it is a qualified institutional buyer and either (i) at the time of issuance of the Conversion GDSs referred to above, it will be the beneficial owner of the Conversion GDSs, or (ii) it is acting for the account of a qualified institutional buyer that, at the time of issuance of the Conversion GDSs referred to above, will be the beneficial owner of the Conversion GDSs.

----------
(1) To be used in connection with any conversion of Tata Motors Limited 1% Convertible Notes, due 2008, into Rule 144A GDSs.


                                      A-2-1

            4. We agree (or if we are acting for the account of another person, such person has confirmed to us that it agrees) that we (or it) will not offer, sell pledge or otherwise transfer Conversion GDSs or the Shares represented thereby except (a) to a person whom we reasonably believe (or it and anyone acting on its behalf reasonably believes) is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act in a transaction meeting the requirements of Rule 144A, (b) in an offshore transaction complying with Rule 903 or 904 of Regulation S under the Securities Act or (c) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), in each case in accordance with any applicable securities laws of any state of the United States.

            5. We agree that we (or if we are a broker-dealer, our customer has confirmed to us that it agrees, that it) will not surrender such Conversion GDSs for cancellation and withdrawal of the underlying Shares for a period of forty-five (45) days from the Conversion Date (as defined in the Indenture for the Notes), and we (or it) will notify any subsequent purchaser and request that such purchaser notify any subsequent purchaser within such forty-five (45) day period of this restriction that is applicable to the Conversion GDSs being issued in reliance upon this certification.

                                                Very truly yours,


                                                --------------------------------
                                                [NAME OF CERTIFYING ENTITY]


                                                By:
                                                    ----------------------------
                                                    Title:

Date:
      ---------------------


                                      A-2-2

                                   EXHIBIT B-1

                        [SURRENDER OF CUSIP # Y85740127]

                Certificate and Agreement of Persons Surrendering
                International GDSs for the Purpose of Withdrawal
                 Pursuant to the International Deposit Agreement

            We refer to the International Deposit Agreement dated as of July 15, 1994 (the "Original Deposit Agreement"), among Tata Engineering and Locomotive Company Limited (subsequently renamed "Tata Motors Limited" and hereinafter referred to as the "Issuer"), Citibank, N.A., as Depositary thereunder, Tata Sons Limited, and all Holders and Beneficial Owners from time to time of International Global Depositary Receipts ("International GDRs") issued thereunder, as amended and supplemented by that certain Amendment No. 1 to International Deposit Agreement, dated as of July 19, 1996, that certain Amendment No. 2 to International Deposit Agreement, dated as of September 30, 2002, that certain Letter Agreement, dated as of August 13, 1996, that certain Letter Agreement, dated August 19, 2002, that certain Letter Agreement dated July 31, 2003, that certain Letter Agreement, dated April 27, 2004, and that certain Letter Agreement, dated September 15, 2004 (as so amended and supplemented and as further amended and supplemented from time to time prior to the date hereof, the "Deposit Agreement"). Capitalized terms used but not defined herein shall have the meanings given them in the Deposit Agreement.

            1. We are surrendering International Global Depositary Shares, CUSIP # Y85740127 ("GDSs"), evidenced by International Global Depositary Receipts ("GDRs") in accordance with the terms of the Deposit Agreement for the purpose of withdrawal of the Deposited Securities represented thereby.

            2. We acknowledge (or if we are a broker-dealer, our customer has confirmed to us that it acknowledges) that the GDRs, the GDSs evidenced thereby and the securities represented thereby (the "Shares") have not been and will not be registered under the Securities Act of 1933 (the "Securities Act").


                                      B-1-1

            3. We certify (or if we are a broker-dealer our customer has confirmed to us that it certifies) that the GDSs surrendered hereby for cancellation and withdrawal of the underlying Shares were not issued upon conversion of one or more of the 1% Convertible Notes of the Issuer due 2008 at any time within forty five (45) days prior to the date hereof.

                                                Very truly yours,



                                                --------------------------------
                                                [NAME OF CERTIFYING ENTITY]


                                                By:
                                                    ----------------------------
                                                    Title:

Date:
      ---------------------


                                      B-1-2

                                   EXHIBIT B-2

                        [SURRENDER OF CUSIP # 876568106]

    Certificate and Agreement of Persons Surrendering Rule 144A GDSs for the
        Purpose of Withdrawal Pursuant to the Rule 144A Deposit Agreement

            We refer to the Rule 144A Deposit Agreement dated as of July 15, 1994 (the "Original Deposit Agreement"), among Tata Engineering and Locomotive Company Limited (subsequently renamed "Tata Motors Limited" and hereinafter referred to as the "Issuer"), Citibank, N.A., as Depositary thereunder, Tata Sons Limited, and all Holders and Beneficial Owners from time to time of Rule 144A Global Depositary Receipts issued thereunder, as amended and supplemented by that certain Amendment No. 1 to Rule 144A Deposit Agreement, dated as of July 19, 1996, that certain Amendment No. 2 to Rule 144A Deposit Agreement, dated as of September 30, 2002, that certain Letter Agreement, dated as of August 13, 1996, that certain Letter Agreement, dated August 19, 2002, that certain Letter Agreement, dated July 31, 2003, and 0that certain Letter Agreement, dated September 15, 2004 (as so amended and supplemented and as further amended and supplemented from time to time prior to the date hereof, the "Deposit Agreement"). Capitalized terms used but not defined herein shall have the meanings given them in the Deposit Agreement.

            1. We are surrendering Rule 144A Global Depositary Shares, CUSIP # 876568106 ("GDSs"), evidenced by Rule 144A Global Depositary Receipts ("GDRs") in accordance with the terms of the Deposit Agreement for the purpose of withdrawal of the Deposited Securities represented thereby.

            2. We acknowledge (or if we are acting for the account of another person, such person has confirmed that it acknowledges) that the GDRs, the GDSs evidenced thereby and the securities represented thereby (the "Shares") have not been and will not be registered under the Securities Act of 1933 (the "Securities Act").

            3.

                  (a) We are a qualified institutional buyer (as defined in Rule 144A under the Securities Act) acting for our own account or for the account of one or more qualified institutional buyers, and either:

      (i) we have (or it has) sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the GDSs or the Shares in accordance with Regulation S under the Securities Act and we are (or it is), or prior to such sale we were (or it was), the beneficial owner of the GDSs, or

      (ii) we have (or it has) sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the GDSs or the Shares to another qualified institutional buyer in accordance with Rule 144A under the Securities Act and we are (or it is), or prior to such sale we were (or it was), the beneficial owner of the GDSs, or


                                      B-2-1

      (iii) we (or it) will be the beneficial owner of the Shares upon withdrawal, and, accordingly, we agree (or if we are acting for the account of one or more qualified institutional buyers, each such qualified institutional buyer has confirmed to us that it agrees) that (x) we (or it) will not offer, sell, pledge or otherwise transfer the Shares except (A) to a person whom we reasonably believe (or it and anyone acting on its behalf reasonably believes) is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act in a transaction meeting the requirements of Rule 144A, (B) in accordance with Rule 903 or 904 of Regulation S under the Securities Act or (C) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), in each case in accordance with any applicable securities laws of any state of the United States, and
            (y) we (or it) will not deposit or cause to be deposited such Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), other than a Rule 144A restricted depositary facility, so long as such Shares are "restricted securities" with the meaning of Rule 144(a)(3) under the Securities Act.

                                       OR

                  (b) we are located outside the United States (within the meaning of Regulation S under the Securities Act); we acquired, or have agreed to acquire, and at or prior to the time of withdrawal will have acquired the GDSs or the Shares outside the United States (within the meaning of Regulation
S); and we are, or upon acquisition thereof will be, the beneficial owner of the GDSs or the Shares.

            4. If we are a broker-dealer, we further certify that we are acting for the account of our customer and that our customer has confirmed the accuracy of the representations contained in paragraph 3 hereof that are applicable to it (including the representations with respect to the beneficial ownership) and if paragraph 3(a) (iii) is applicable to our customer, has confirmed that it will comply with the agreements set forth in paragraph 3(a) (iii).

            5. We certify (or if we are a broker-dealer our customer has confirmed to us that it certifies) that the GDSs surrendered hereby for cancellation and withdrawal of the underlying Shares were not issued upon conversion of one or more of the 1% Convertible Notes of the Issuer due 2008 at any time within forty five (45) days prior to the date hereof.


                                                Very truly yours,



                                                --------------------------------
                                                [NAME OF CERTIFYING ENTITY]


                                                By:
                                                    ----------------------------
                                                    Title:

Date:
      ---------------------


                                      B-2-2

                                   EXHIBIT C-1

                         [ISSUANCE OF CUSIP # 876568502]

                          ADS Deposit Certification(1)

            We refer to the Amended and Restated Deposit Agreement, dated as of _______, 2004 (the "ADS Deposit Agreement"), by and among Tata Motors Limited (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and the Holders and Beneficial Owners of American Depositary Shares ("ADSs") issued thereunder. Capitalized terms used but not defined herein shall have the meanings given them in the ADS Deposit Agreement.

            1. This certification and agreement is furnished in connection with the deposit of Shares and the issuance of ADSs, CUSIP # 876568502 ("Conversion ADSs"), in connection with the conversion of the Company's 1% Convertible Notes issued in 2003 and due 2008 (the "Notes").

            2. We acknowledge that the Conversion ADSs will be issued in respect of Shares that have not been listed on the BSE and the NSE and that (x) for a period starting from deposit of the Shares with the Custodian (as defined in the ADS Deposit Agreement) until such Shares are listed on the BSE and the NSE (the "Lock-Up Period"), the Shares on deposit with the Custodian in respect of the Conversion ADSs are not eligible for trading on the BSE or the NSE, and bear a security identifier that is separate and distinct from the security identifier assigned to Shares on deposit in respect of ADSs that are not Conversion ADSs (the "Non-Conversion ADSs"), and (y) during the Lock-Up Period, the Conversion ADSs are not eligible for cancellation and the Shares represented thereby are not eligible for withdrawal during such Lock-Up Period, and we will notify any subsequent purchaser and request that it notify any subsequent purchaser within such Lock-Up Period (which is expected to be forty-five (45) days) of this restriction that is applicable to the Conversion ADSs issued in reliance upon this certification and agreement.

                                                Very truly yours,



                                                --------------------------------
                                                [NAME OF CERTIFYING ENTITY]

                                                By:
                                                    ----------------------------
                                                    Title:

Date:
      ---------------------

----------
(1) To be used only in respect of a conversion of 2003 International Notes after the effectiveness of a registration statement on Form F-6 under the Securities Act of 1933 in respect of ADSs.


                                      C-1-1

                                   EXHIBIT C-2

                        [SURRENDER OF CUSIP # 876568502]

                         ADS Withdrawal Certification(1)

            We refer to the Amended and Restated Deposit Agreement, dated as of _______, 2004 (the "ADS Deposit Agreement"), by and among Tata Motors Limited (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and the Holders and Beneficial Owners of American Depositary Shares ("ADSs") issued thereunder. Capitalized terms used but not defined herein shall have the meanings given them in the ADS Deposit Agreement.

            1. This certification and agreement is furnished in connection with the surrendering of ADSs, CUSIP # 876568502, for the purpose of withdrawal of Deposited Securities represented thereby.

            2. We certify (or, if we are a broker-dealer, our customer has confirmed to us that it certifies) that the ADSs surrendered for withdrawal of Deposited Securities represented thereby were not acquired upon conversion of one or more 1% Convertible Notes of the Company issued in 2003 and due 2008 within forty-five (45) days prior to the date hereof.

                                                Very truly yours,



                                                --------------------------------
                                                [NAME OF CERTIFYING ENTITY]


                                                By:
                                                    ----------------------------
                                                    Title:

Date:
      ---------------------

----------
(1) To be used until August 14, 2008 (end of conversion period for the 2003 Notes plus 45 days).


                                      C-2-1